Loan Sale and Servicing Activities and Variable Interest Entities (Principal Balance, Delinquent Loans (Loans 90 Days or More Past Due), and Net Charge-Offs Related to Serviced Loans) (Details) - USD ($)
	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Residential Mortgages [Member]
Total principal balance	$ 66,081,000,000	$ 72,898,000,000
Delinquent loans	1,422,000,000	1,923,000,000
Net charge-offs	97,000,000	117,000,000
Commercial Mortgages [Member]
Total principal balance	45,855,000,000	53,789,000,000
Delinquent loans	941,000,000	1,057,000,000
Net charge-offs	$ 1,439,000,000	$ 595,000,000